EXHIBIT 99
[LOGO OMITTED]

                                                                    NEWS RELEASE

FOR IMMEDIATE RELEASE

                          SANDY SPRING BANCORP REPORTS
                     22% INCREASE IN SECOND QUARTER EARNINGS

OLNEY, MARYLAND, July 14, 2003 -- Sandy Spring Bancorp, (NASDAQ-SASR, SASRP) the parent company of Sandy Spring Bank, today announced net income for the second quarter of 2003 of $8.8 million ($.60 per diluted share) compared to $7.2 million ($.48 per diluted share) for the second quarter of 2002, a 22% increase. Net income for the six month period ending June 30, 2003 totaled $17.1 million ($1.16 per diluted share) compared to $13.7 million ($0.93 per diluted share) for the prior year period, a 24% increase. As described below, earnings in the quarter and year-to-date were positively impacted by income from the early termination of a sublease agreement.

"Sandy Spring reported healthy advances in earnings for the second quarter and the six-month period, largely on the strength of our noninterest income. The continuing decline in the net interest margin has compressed the company's ability to derive revenue from its traditional lending and deposit-gathering activities, but we believe we are well-positioned to weather this cycle and benefit from rising rates once trends begin to reverse," said Hunter R. Hollar, President and Chief Executive Officer.

Return on average stockholders' equity was 19.03% for the second quarter of 2003, compared to 18.45% for the second quarter of 2002. Return on average assets for the second quarter of 2003 was 1.51%, compared to 1.35% for the second quarter of 2002.

For the first six months of 2003, return on average stockholders' equity was 18.85% compared to 17.93% for the first six months of 2002. Return on average assets for the first six months of 2003 was 1.48% compared to 1.32% for the first six months of 2002.

Comparing June 30, 2003 balances to June 30, 2002, total assets were $2.4 billion versus $2.2 billion, a 10% increase. Total deposits increased 13% to $1.6 billion, while total loans and leases increased 1% to $1.1 billion compared to the prior year. At June 30, 2003, stockholders' equity totaled $189 million representing 8% of total assets.

Due to continuing strong asset quality and lower loan volumes, there was no provision for credit losses in the quarter compared to a provision of $1.0 million in the second quarter of 2002. There was also no provision for credit losses for the first six months of 2003 compared to a provision of $2.2 million for the first six months of 2002.

The Company's management will host a conference call to discuss its second quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations section of the Sandy Spring Web site at www.sandyspringbank.com.

DETAILED REVIEW OF FINANCIAL RESULTS

Comparing the second quarter of 2003 and 2002, net interest income decreased by $1.8 million, or 9%, due primarily to a decline in the net interest margin to 3.75% in 2003 from 4.39% in 2002. However, noninterest income increased by $3.3 million, or 50%, over 2002. On a non-GAAP basis excluding investment gains, which increased by $.5 million, and a $1.1 million gain from early termination of a sublease, quarterly noninterest income increased $1.7 million, or 26%. While historically low market interest rates had the effect of compressing the net interest margin, such lower rates also positively impacted the level of mortgage banking activity resulting in a significant increase in gain on sale of mortgage loans, which increased 116% in the second quarter of 2003 over 2002. Also contributing to growth in noninterest income was trust revenues, which posted a 25% gain over the prior year, insurance agency commissions, which increased 17% over the prior year and income from sales of investment products, which increased 20% over the second quarter of 2002. Noninterest expenses were $16.6 million in 2003 compared to $16.1 million in 2002, a 3% increase. Noninterest expenses in each quarter include the amortization of intangible assets of $.6 million. The GAAP based efficiency ratio was 58.6% for the second quarter of 2003 while the traditional, non-GAAP efficiency ratio was 55.9%.

Comparing the first six months of 2003 and 2002, net interest income decreased by $1.2 million, or 3%, due primarily to the margin compression resulting from a decline in the net interest margin to 3.84% for the first six months of 2003 from 4.28% for the same period in 2002. Noninterest income was $17.8 million for the six months ended June 30, 2003 versus $13.5 million for the same period in 2002, an increase of $4.3 million, or 32%. On a non-GAAP basis, noninterest income, excluding the effect of securities gains of $.6 million, up $.3 million, and the income from the early termination of a sublease, the increase in noninterest income was $2.9 million, or 22%. This increase was due primarily to growth in mortgage banking revenues; income from trust operations, insurance agency revenues and income from bank owned life insurance. Noninterest expenses were $32.6million in 2003 compared to $31.4 million in 2002, a 4% percent increase. Noninterest expenses in each six-month period include the amortization of intangible assets of $1.3 million. The GAAP based efficiency ratio was 59.0% for the first six months of 2003 while the traditional, non-GAAP efficiency ratio was 54.4%, both reflecting improvements over the first six months of 2002.

The sublease arrangement referred to above commenced in May 2000 on space the Company has leased on a long-term basis. The space is currently in the process of renovation for use by the Company.

Although there are many uncertainties in the year ahead, current economic conditions regarding weaker than expected loan growth and margin compression, resulting from lower than anticipated interest rates, cause management to expect a lower range of diluted earnings per share of $2.00 - $2.10 for the year 2003, compared to the earlier expectations of $2.10 - $2.20 per diluted share. Please see the information below regarding Forward-Looking Statements, such as this statement of expected earnings.

ABOUT SANDY SPRING BANCORP/SANDY SPRING BANK

With $2.4 billion in assets, Sandy Spring Bancorp is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and The Equipment Leasing Company. Sandy Spring Bancorp is the third largest publicly traded banking company headquartered in Maryland. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank was founded in 1868 and offers a broad range of commercial banking, retail banking and trust services through 30 community offices and 45 ATMs located in Anne Arundel, Frederick, Howard, Montgomery, and Prince George's counties in Maryland. Visit www.sandyspringbank.com for more information.

For additional information or questions, please contact:
         Hunter R. Hollar, President & Chief Executive Officer or
         James H. Langmead, Executive V.P. & Chief Financial Officer Sandy Spring Bancorp
         17801 Georgia Avenue
         Olney, Maryland 20832
         1-800-399-5919
         E-mail:  HHollar@sandyspringbank.com
         JLangmead@sandyspringbank.com
         Web site:  www.sandyspringbank.com

FORWARD-LOOKING STATEMENTS: Sandy Spring Bancorp makes forward-looking statements in this News Release that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, and earnings and performance expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses and market risk; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management's estimates and projections of future interest rates and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, Sandy Spring Bancorp's actual future results may differ materially from those indicated. In addition, the Sandy Spring Bancorp's past results of operations do not necessarily indicate its future results.

Sandy Spring Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)



                                                    Three Months Ended                          Six Months Ended
                                                         June 30,                   %                June 30,                 %
                                               --------------------------                  ----------------------------
                                                   2003           2002          Change         2003           2002          Change
-----------------------------------------------------------------------------------------------------------------------   ----------
PROFITABILITY FOR THE PERIOD:
  Net interest income                          $    18,291    $    20,083          (9)     $    37,416    $    38,658          (3)
  Provision for credit losses                            0            985        (100)               0          2,170        (100)
  Noninterest income                                10,032          6,685          50           17,807         13,483          32
  Noninterest expenses                              16,605         16,118           3           32,580         31,416           4
  Income before income taxes                        11,718          9,665          21           22,643         18,555          22
  Net income                                         8,763          7,158          22           17,068         13,714          24
    Return on average assets                          1.51%          1.35%                        1.48%          1.32%
    Return on average equity                         19.03%         18.45%                       18.85%         17.93%
    Net interest margin                               3.75%          4.39%                        3.84%          4.28%
    Efficiency ratio - GAAP based *                  58.63%         60.21%                       59.00%         60.25%
    Efficiency ratio - traditional *                 55.91%         54.34%                       54.40%         54.65%

PER SHARE DATA:
  Basic net income                             $      0.61    $      0.50          22      $      1.18    $      0.95          24
  Diluted net income                                  0.60           0.48          25             1.16           0.93          25
  Dividends declared                                  0.18           0.17           6             0.36           0.34           6
  Book value                                         13.09          11.28          16            13.09          11.28          16
  Tangible book value                                11.69           9.70          21            11.69           9.70          21
  Average fully diluted shares                  14,676,404     14,724,774                   14,709,547     14,714,104

AT PERIOD-END:
  Assets                                       $ 2,367,364    $ 2,158,785          10      $ 2,367,364    $ 2,158,785          10
  Deposits                                       1,590,144      1,409,853          13        1,590,144      1,409,853          13
  Loans and leases                               1,069,688      1,057,664           1        1,069,688      1,057,664           1
  Securities                                     1,037,460        916,084          13        1,037,460        916,084          13
  Stockholders' equity                             189,297        163,641          16          189,297        163,641          16

CAPITAL AND CREDIT QUALITY RATIOS:
  Average equity to average assets                    7.92%          7.34%                        7.88%          7.37%
  Allowance for credit losses to loans
    and leases                                        1.41%          1.41%                        1.41%          1.41%
  Nonperforming assets to total assets                0.07%          0.35%                        0.07%          0.35%
  Annualized net (charge-offs) recoveries
    to average loans and leases                       0.00%          0.02%                        0.00%          0.02%



* The GAAP based efficiency ratio is noninterest expenses divided by net interest income plus noninterest income from the Consolidated Statements of Income.

  The traditional, non-GAAP efficiency ratio excludes intangible asset amortization from noninterest expenses; excludes income from an early termination of a sublease in 2003 and securities gains from noninterest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Certain reclassifications of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
RECONCILIATION OF GAAP-BASED AND TRADITIONAL EFFICIENCY RATIOS
(In thousands, except per share data)



                                                      Three Months Ended        Six Months Ended
                                                           June 30,                 June 30,
                                                     --------------------     --------------------
                                                       2003        2002         2003        2002
                                                     --------    --------     --------    --------
Noninterest expenses-GAAP based                      $ 16,605    $ 16,118     $ 32,580    $ 31,416
Net interest income plus noninterest income-
  GAAP based                                           28,323      26,768       55,223      52,141

Efficiency ratio-GAAP based                             58.63%      60.21%       59.00%      60.25%
                                                     ========    ========     ========    ========

Noninterest expenses-GAAP based                      $ 16,605    $ 16,118     $ 32,580    $ 31,416
  Less non-GAAP adjustment:
    Amortization of intangible assets                     664         664        1,329       1,329
                                                     --------    --------     --------    --------
      Noninterest expenses-traditional ratio           15,941      15,454       31,251      30,087

Net interest income plus noninterest income-
  GAAP based                                           28,323      26,768       55,223      52,141
    Plus non-GAAP adjustment:
      Tax-equivalency                                   1,809       1,670        3,855       3,139
    Less non-GAAP adjustments:
      Securities gains                                    543          (3)         551         230
      Income from an early termination of
        a sublease                                      1,077           0        1,077           0
                                                     --------    --------     --------    --------
          Net interest income plus noninterest
            income - traditional ratio                 28,512      28,441       57,450      55,050

Efficiency ratio - traditional                          55.91%      54.34%       54.40%      54.65%
                                                     ========    ========     ========    ========


Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share data)


                                                                                         June 30,              December 31,
                                                                                 --------------------------    -----------
                                                                                    2003          2002            2002
-----------------------------------------------------------------------------------------------------------    -----------
ASSETS
  Cash and due from banks                                                        $    46,740    $    35,253    $    38,998
  Federal funds sold                                                                  67,765         44,438          9,135
  Interest-bearing deposits with banks                                                   665            842            813
  Residential mortgage loans held for sale                                            29,016          8,677         38,435
  Investments available-for-sale (at fair value)                                     764,164        665,311        685,586
  Investments held-to-maturity - fair value of $265,353
    $237,031, and $346,862, respectively                                             253,318        232,956        340,860
  Other equity securities                                                             19,978         17,817         19,812

  Total loans and leases                                                           1,069,688      1,057,664      1,063,853
    Less:  allowance for credit losses                                               (15,033)       (14,911)       (15,036)
                                                                                 -----------    -----------    -----------
      Net loans and leases                                                         1,054,655      1,042,753      1,048,817

  Premises and equipment, net                                                         37,851         33,836         36,007
  Accrued interest receivable                                                         14,904         15,531         14,957
  Goodwill                                                                             7,642          7,642          7,642
  Other intangible assets, net                                                        12,597         15,256         13,927
  Other assets                                                                        58,069         38,473         52,415
                                                                                 -----------    -----------    -----------
        Total assets                                                             $ 2,367,364    $ 2,158,785    $ 2,307,404
                                                                                 ===========    ===========    ===========

LIABILITIES
  Noninterest-bearing deposits                                                   $   373,429    $   289,735    $   320,583
  Interest-bearing deposits                                                        1,216,715      1,120,118      1,171,629
                                                                                 -----------    -----------    -----------
      Total deposits                                                               1,590,144      1,409,853      1,492,212

  Short-term borrowings                                                              446,770        461,592        488,214
  Guaranteed preferred beneficial interests in
    the Company's subordinated debentures                                             35,000         35,000         35,000
  Other long-term borrowings                                                          88,433         79,184         90,500
  Accrued interest payable and other liabilities                                      17,720          9,515         22,786
                                                                                 -----------    -----------    -----------
        Total liabilities                                                          2,178,067      1,995,144      2,128,712

STOCKHOLDERS' EQUITY
  Common stock -- par value $1.00; shares authorized
    50,000,000; shares issued and outstanding 14,465,144
    14,508,451 and 14,536,094, respectively                                           14,465         14,508         14,536
  Additional paid in capital                                                          18,655         20,803         21,128
  Retained earnings                                                                  144,452        120,690        132,607
  Accumulated other comprehensive income                                              11,725          7,640         10,421
                                                                                 -----------    -----------    -----------
        Total stockholders' equity                                                   189,297        163,641        178,692
                                                                                 -----------    -----------    -----------
        Total liabilities and stockholders' equity                               $ 2,367,364    $ 2,158,785    $ 2,307,404
                                                                                 ===========    ===========    ===========



Certain reclassifications of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)



                                                                Three Months Ended      Six Months Ended
                                                                     June 30,                June 30,
                                                                -------------------    -------------------
                                                                  2003       2002        2003       2002
                                                                --------   --------    --------   --------

Interest income:
  Interest and fees on loans and leases                         $ 16,252   $ 18,240    $ 32,871   $ 35,962
  Interest on loans held for sale                                    263        154         571        327
  Interest on deposits with banks                                      4          9           7         17
  Interest and dividends on securities:
    Taxable                                                        7,880      9,909      16,612     19,168
    Exempt from federal income taxes                               3,483      2,585       6,951      4,997
  Interest on federal funds sold                                     109        136         215        256
                                                                --------   --------    --------   --------
      Total interest income                                       27,991     31,033      57,227     60,727
Interest expense:
  Interest on deposits                                             3,728      4,996       7,661     10,320
  Interest on short-term borrowings                                4,453      3,907       9,121      7,630
  Interest on long-term borrowings                                 1,519      2,047       3,029      4,119
                                                                --------   --------    --------   --------
      Total interest expense                                       9,700     10,950      19,811     22,069
                                                                --------   --------    --------   --------
        Net interest income                                       18,291     20,083      37,416     38,658
Provision for credit losses                                            0        985           0      2,170
                                                                --------   --------    --------   --------
        Net interest income after provision for credit losses     18,291     19,098      37,416     36,488
Noninterest income:
  Securities gains (losses)                                          543         (3)        551        230
  Service charges on deposit accounts                              2,037      1,953       4,021      3,831
  Gains on sales of mortgage loans                                 1,603        741       3,178      1,479
  Fees on sales of investment products                               666        556       1,187      1,196
  Trust department income                                            758        605       1,478      1,174
  Insurance agency commissions                                       922        790       1,941      1,776
  Income from bank owned life insurance                              710        432       1,319        867
  Income from an early termination of a sublease                   1,077          0       1,077          0
  Other income                                                     1,716      1,611       3,055      2,930
                                                                --------   --------    --------   --------
        Total noninterest income                                  10,032      6,685      17,807     13,483
Noninterest expenses:
  Salaries and employee benefits                                   9,514      9,430      18,964     18,726
  Occupancy expense of premises                                    1,533      1,558       3,117      2,864
  Equipment expenses                                               1,099        956       2,140      1,765
  Marketing                                                          509        574         963        976
  Outside data services                                              660        634       1,305      1,247
  Amortization of intangible assets                                  664        664       1,329      1,329
  Other expenses                                                   2,626      2,302       4,762      4,509
                                                                --------   --------    --------   --------
        Total noninterest expenses                                16,605     16,118      32,580     31,416
                                                                --------   --------    --------   --------
Income before income taxes                                        11,718      9,665      22,643     18,555
Income tax expense                                                 2,955      2,507       5,575      4,841
                                                                --------   --------    --------   --------
          Net income                                            $  8,763   $  7,158    $ 17,068   $ 13,714
                                                                ========   ========    ========   ========
Basic net income per share                                      $   0.61   $   0.50    $   1.18   $   0.95
Diluted net income per share                                        0.60       0.48        1.16       0.93
Dividends declared per share                                        0.18       0.17        0.36       0.34



Certain reclassifications of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA     2003                                                2002
                                              --------------------------    --------------------------------------------------------
(Dollars in thousands, except per share data)      Q2             Q1             Q4             Q3             Q2            Q1
------------------------------------------------------------------------    --------------------------------------------------------

PROFITABILITY FOR THE QUARTER:
Tax-equivalent interest income                $    29,800    $    31,282    $    32,887    $    32,890    $    32,703   $    31,163
------------------------------------------------------------------------------------------------------------------------------------
Interest expense                                    9,700         10,111         10,797         11,034         10,950        11,119
------------------------------------------------------------------------------------------------------------------------------------
Tax-equivalent net interest income                 20,100         21,171         22,090         21,856         21,753        20,044
------------------------------------------------------------------------------------------------------------------------------------
  Tax-equivalent adjustment                         1,809          2,046          1,859          1,922          1,670         1,469
------------------------------------------------------------------------------------------------------------------------------------
Provision for credit losses                             0              0            300            395            985         1,185
------------------------------------------------------------------------------------------------------------------------------------
Noninterest income                                 10,032          7,775          8,631          7,615          6,685         6,798
------------------------------------------------------------------------------------------------------------------------------------
Noninterest expenses                               16,605         15,975         16,698         15,847         16,118        15,298
------------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                         11,718         10,925         11,864         11,306          9,665         8,890
------------------------------------------------------------------------------------------------------------------------------------
Income tax expense                                  2,955          2,620          3,122          3,049          2,507         2,334
------------------------------------------------------------------------------------------------------------------------------------
Net Income                                          8,763          8,305          8,742          8,257          7,158         6,556
====================================================================================================================================
FINANCIAL RATIOS:
Return on average assets                             1.51%          1.46%          1.53%          1.50%          1.35%         1.29%
------------------------------------------------------------------------------------------------------------------------------------
Return on average equity                            19.03%         18.64%         19.89%         19.64%         18.45%        17.41%
------------------------------------------------------------------------------------------------------------------------------------
Net interest margin                                  3.75%          3.94%          4.17%          4.23%          4.39%         4.18%
------------------------------------------------------------------------------------------------------------------------------------
Efficiency ratio - GAAP based *                     58.63%         59.39%         57.85%         57.52%         60.21%        60.29%
------------------------------------------------------------------------------------------------------------------------------------
Efficiency ratio - traditional *                    55.91%         52.91%         53.94%         52.94%         54.34%        54.99%
====================================================================================================================================
PER SHARE DATA:
Basic net income                              $      0.61    $      0.57    $      0.61    $      0.56    $      0.50   $      0.45
------------------------------------------------------------------------------------------------------------------------------------
Diluted net income                            $      0.60    $      0.56    $      0.59    $      0.56    $      0.48   $      0.45
------------------------------------------------------------------------------------------------------------------------------------
Dividends declared                            $      0.18    $      0.18    $      0.18    $      0.17    $      0.17   $      0.17
------------------------------------------------------------------------------------------------------------------------------------
Book value                                    $     13.09    $     12.58    $     12.29    $     11.91    $     11.28   $     10.45
------------------------------------------------------------------------------------------------------------------------------------
Tangible book value                           $     11.69    $     11.14    $     10.81    $     10.38    $      9.70   $      8.82
------------------------------------------------------------------------------------------------------------------------------------
Average fully diluted shares                   14,676,404     14,743,976     14,729,882     14,727,897     14,724,774    14,709,011
====================================================================================================================================
NONINTEREST INCOME BREAKDOWN:
Securities gains (losses)                     $       543    $         8    $       995    $       791    $        (3)  $       233
------------------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                 2,037          1,984          2,091          1,917          1,953         1,878
------------------------------------------------------------------------------------------------------------------------------------
Gains on sales of mortgage loans                    1,603          1,575          1,461          1,000            741           738
------------------------------------------------------------------------------------------------------------------------------------
Fees on sales of investment products                  666            521            457            425            556           640
------------------------------------------------------------------------------------------------------------------------------------
Trust department income                               758            720            671            652            605           569
------------------------------------------------------------------------------------------------------------------------------------
Insurance agency commissions                          922          1,019            848            657            790           986
------------------------------------------------------------------------------------------------------------------------------------
Income from bank owned life insurance                 710            609            516            493            432           435
------------------------------------------------------------------------------------------------------------------------------------
Income from an early termination of a sublease      1,077              0              0              0              0             0
------------------------------------------------------------------------------------------------------------------------------------
Other income                                        1,716          1,339          1,592          1,680          1,611         1,319
------------------------------------------------------------------------------------------------------------------------------------
  Total                                            10,032          7,775          8,631          7,615          6,685         6,798
====================================================================================================================================
NONINTEREST EXPENSE BREAKDOWN:
Salaries and employee benefits                $     9,514    $     9,450    $    10,449    $     9,396    $     9,430   $     9,296
------------------------------------------------------------------------------------------------------------------------------------
Occupancy expense of premises                       1,533          1,584          1,366          1,369          1,558         1,306
------------------------------------------------------------------------------------------------------------------------------------
Equipment expenses                                  1,099          1,041          1,096            949            956           809
------------------------------------------------------------------------------------------------------------------------------------
Marketing                                             509            454            493            438            574           402
------------------------------------------------------------------------------------------------------------------------------------
Outside data services                                 660            645            574            594            634           613
------------------------------------------------------------------------------------------------------------------------------------

* The GAAP based efficiency ratio is noninterest expenses divided by net interest income plus noninterest income from the Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization from noninterest expenses; excludes income from an early termination of a sublease in 2003 and securities gains from noninterest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Historical Trends in Quarterly Financial Data.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA    2003                                               2002
                                             -------------------------     ---------------------------------------------------------
(Dollars in thousands, except per share data)     Q2             Q1            Q4             Q3             Q2            Q1
----------------------------------------------------------------------     ---------------------------------------------------------
NONINTEREST EXPENSE BREAKDOWN (CONTINUED):
Amortization of intangible assets            $      664     $      665            665            665            664     $       665
------------------------------------------------------------------------------------------------------------------------------------
Other expenses                                    2,626          2,136          2,055          2,436          2,302           2,207
------------------------------------------------------------------------------------------------------------------------------------
  Total                                          16,605         15,975         16,698         15,847         16,118          15,298
====================================================================================================================================
BALANCE SHEETS AT QUARTER END:
Residential mortgage loans                   $  292,415     $  276,001     $  281,088     $  278,954     $  274,839     $   267,691
------------------------------------------------------------------------------------------------------------------------------------
Residential construction loans                   71,016         66,937         73,585         80,655         80,756          74,381
------------------------------------------------------------------------------------------------------------------------------------
Commercial mortgage loans                       263,227        260,437        257,118        239,993        241,353         235,294
------------------------------------------------------------------------------------------------------------------------------------
Commercial construction loans                    47,393         54,238         51,947         56,497         54,749          53,732
------------------------------------------------------------------------------------------------------------------------------------
Commercial loans and leases                     161,772        160,344        166,949        171,174        167,541         158,614
------------------------------------------------------------------------------------------------------------------------------------
Consumer loans                                  233,865        232,359        233,166        239,132        238,426         229,878
------------------------------------------------------------------------------------------------------------------------------------
  Total loans and leases                      1,069,688      1,050,316      1,063,853      1,066,405      1,057,664       1,019,590
------------------------------------------------------------------------------------------------------------------------------------
  Less: allowance for credit losses             (15,033)       (15,023)       (15,036)       (15,220)       (14,911)        (13,877)
------------------------------------------------------------------------------------------------------------------------------------
    Net loans and leases                      1,054,655      1,035,293      1,048,817      1,051,185      1,042,753       1,005,713
------------------------------------------------------------------------------------------------------------------------------------
Goodwill                                          7,642          7,642          7,642          7,642          7,642           7,642
------------------------------------------------------------------------------------------------------------------------------------
Other intangible assets, net                     12,597         13,262         13,927         14,591         15,256          15,920
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                  2,367,364      2,371,520      2,307,404      2,261,508      2,158,785       2,082,832
------------------------------------------------------------------------------------------------------------------------------------
Total deposits                                1,590,144      1,555,513      1,492,212      1,465,147      1,409,853       1,393,367
------------------------------------------------------------------------------------------------------------------------------------
Total stockholders' equity                      189,297        182,499        178,692        172,887        163,641         151,430
====================================================================================================================================
QUARTERLY AVERAGE BALANCE SHEETS:
Residential mortgage loans                   $  302,344     $  304,494     $  306,872     $  291,703     $  279,820     $   272,145
------------------------------------------------------------------------------------------------------------------------------------
Residential construction loans                   68,296         72,031         79,698         78,816         76,261          79,701
------------------------------------------------------------------------------------------------------------------------------------
Commercial mortgage loans                       263,616        258,707        253,465        242,138        241,594         235,783
------------------------------------------------------------------------------------------------------------------------------------
Commercial construction loans                    52,847         52,970         52,572         55,657         54,227          54,494
------------------------------------------------------------------------------------------------------------------------------------
Commercial loans and leases                     162,149        163,216        167,319        166,540        160,745         149,170
------------------------------------------------------------------------------------------------------------------------------------
Consumer loans                                  229,085        231,770        234,243        240,174        231,585         221,083
------------------------------------------------------------------------------------------------------------------------------------
  Total loans and leases                      1,078,337      1,083,188      1,094,169      1,075,028      1,044,232       1,012,376
------------------------------------------------------------------------------------------------------------------------------------
Securities                                    1,058,878      1,039,112        987,663        943,083        910,235         882,497
------------------------------------------------------------------------------------------------------------------------------------
Total earning assets                          2,177,451      2,158,817      2,125,714      2,051,202      1,987,313       1,926,617
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                  2,330,589      2,305,834      2,269,918      2,186,028      2,119,776       2,064,136
------------------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities            1,801,472      1,799,132      1,769,910      1,719,174      1,683,225       1,637,363
------------------------------------------------------------------------------------------------------------------------------------
Noninterest-bearing demand deposits             322,431        299,638        307,585        284,915        269,658         260,575
------------------------------------------------------------------------------------------------------------------------------------
Total deposits                                1,537,111      1,488,023      1,469,979      1,418,211      1,393,004       1,368,143
------------------------------------------------------------------------------------------------------------------------------------
Stockholders' equity                            184,650        180,700        174,381        166,769        155,597         152,735
====================================================================================================================================
CAPITAL AND CREDIT QUALITY MEASURES:
Average equity to average assets                   7.92%          7.84%          7.68%          7.63%          7.34%           7.40%
------------------------------------------------------------------------------------------------------------------------------------
Credit loss allowance to loans and leases          1.41%          1.43%          1.41%          1.43%          1.41%           1.36%
------------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets to total assets               0.07%          0.08%          0.12%          0.32%          0.35%           0.38%
------------------------------------------------------------------------------------------------------------------------------------
Annualized net (charge-offs) recoveries to
  average loans and leases                         0.00%          0.00%         (0.18)%        (0.03)%         0.02%           0.02%
====================================================================================================================================
MISCELLANEOUS DATA:
Net (charge-offs) recoveries                 $       10     $      (13)    $     (484)    $      (86)    $       49     $        39
------------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets:
Non-accrual loans and leases                        479            567            588          6,109          5,730           6,039
------------------------------------------------------------------------------------------------------------------------------------
  Loans and leases 90 days past due                 900          1,381          2,157          1,022          1,761           1,872
------------------------------------------------------------------------------------------------------------------------------------
Restructured loans and leases                         0              0              0              0              0               0
------------------------------------------------------------------------------------------------------------------------------------
  Other real estate owned, net                      187              0              0             44             79              50
------------------------------------------------------------------------------------------------------------------------------------
    Total nonperforming assets                    1,566          1,948          2,745          7,175          7,570           7,961
====================================================================================================================================


Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES
(Dollars in thousands and tax-equivalent)



                                                                                Three Months Ended June 30,
                                                    -------------------------------------------------------------------------------
                                                                       2003                                     2002
                                                    ---------------------------------------   -------------------------------------
                                                     AVERAGE        ANNUALIZED      YIELD/      Average      Annualized     Yield/
                                                     BALANCES        INTEREST        RATE       Balance       Interest       Rate
                                                    ----------      ----------      ------    ----------     ----------     -------
Assets
Residential mortgage loans                          $  302,344      $   18,022       5.96 %   $  279,820      $  19,466      6.96 %
Residential construction loans                          68,296           3,578       5.24         76,261          4,482      5.88
Commercial mortgage loans                              263,616          18,484       7.01        241,594         19,326      8.00
Commercial construction loans                           52,847           3,059       5.79         54,227          3,172      5.85
Commercial loans and leases                            162,149          11,595       7.15        160,745         13,099      8.15
Consumer loans                                         229,085          11,446       5.00        231,585         14,166      6.12
                                                    ----------      ----------                ----------      ---------
  Total loans and leases                             1,078,337          66,184       6.14      1,044,232         73,711      7.06
Securities                                           1,058,878          53,885       5.09        910,235         56,545      6.21
Interest-bearing deposits with banks                     1,310              14       1.11          1,095             34      3.11
Federal funds sold                                      38,926             435       1.12         31,751            541      1.70
                                                    ----------      ----------                ----------      ---------
TOTAL EARNING ASSETS                                 2,177,451         120,518       5.53 %    1,987,313        130,831      6.58 %

Less:  allowance for credit losses                     (15,017)                                  (14,284)
Cash and due from banks                                 35,000                                    34,126
Premises and equipment, net                             36,637                                    33,692
Other assets                                            96,518                                    78,929
                                                    ----------                                ----------
      Total assets                                  $2,330,589                                $2,119,776
                                                    ==========                                ==========

Liabilities and Stockholders' Equity
Interest-bearing demand deposits                    $  198,753      $      451       0.23 %   $  176,352      $     501      0.28 %
Regular savings deposits                               168,864             471       0.28        146,098          1,483      1.02
Money market savings deposits                          401,293           2,918       0.73        382,312          4,666      1.22
Time deposits                                          445,770          11,112       2.49        418,584         13,110      3.13
                                                    ----------      ----------                ----------      ---------
  Total interest-bearing deposits                    1,214,680          14,952       1.23      1,123,346         19,760      1.76
Borrowings                                             586,792          23,896       4.07        559,879         23,824      4.26
                                                    ----------      ----------                ----------      ---------
TOTAL INTEREST-BEARING LIABILITIES                   1,801,472          38,848       2.16      1,683,225         43,584      2.59
                                                                    ----------       ----                     ---------      ----
  Net interest income and spread                                    $   81,670       3.37 %                   $  87,247      3.99 %
                                                                    ==========       ====                     =========      ====

Noninterest-bearing demand deposits                    322,431                                   269,658
Other liabilities                                       22,036                                    11,296
Stockholder's equity                                   184,650                                   155,597
                                                    ----------                                ----------
    Total liabilities and stockholders' equity      $2,330,589                                $2,119,776
                                                    ==========                                ==========

Interest income/earning assets                                                       5.53 %                                  6.58 %
Interest expense/earning assets                                                      1.78                                    2.19
                                                                                     ----                                    ----
    Net interest margin                                                              3.75 %                                  4.39 %
                                                                                     ====                                    ====


Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES
(Dollars in thousands and tax-equivalent)



                                                                             Six Months Ended June 30,
                                                  -----------------------------------------------------------------------------
                                                                    2003                                       2002
                                                  ----------------------------------         ----------------------------------
                                                   AVERAGE       ANNUALIZED   YIELD/          Average       Annualized   Yield/
                                                   BALANCES       INTEREST     RATE           Balance        Interest     Rate
                                                  ----------     ----------   ------         ----------     ---------    ------
ASSETS
Residential mortgage loans                        $  303,413     $  18,372     6.06 %        $  276,004     $  19,484     7.06 %
Residential construction loans                        70,153         3,729     5.32              77,971         4,393     5.63
Commercial mortgage loans                            261,175        18,455     7.07             238,705        19,030     7.97
Commercial construction loans                         52,908         3,135     5.92              54,360         3,231     5.94
Commercial loans and leases                          162,680        11,763     7.23             154,990        12,851     8.29
Consumer loans                                       230,420        11,810     5.13             226,363        14,000     6.18
                                                  ----------     ---------                   ----------     ---------
  Total loans and leases                           1,080,749        67,264     6.22           1,028,393        72,989     7.10
Securities                                         1,049,040        55,287     5.27             896,444        54,579     6.09
Interest-bearing deposits with banks                   1,278            14     1.09               1,113            32     2.88
Federal funds sold                                    37,109           429     1.16              31,184           512     1.64
                                                  ----------     ---------                   ----------     ---------
TOTAL EARNING ASSETS                               2,168,176       122,994     5.67 %         1,957,134       128,112     6.55 %

Less:  allowance for credit losses                  (15,028)                                    (13,687)
Cash and due from banks                               34,799                                     35,660
Premises and equipment, net                           36,452                                     33,222
Other assets                                          93,872                                     79,810
                                                  ----------                                 ----------
      Total assets                                 2,318,271                                 $2,092,139
                                                  ==========                                 ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing demand deposits                  $  192,468     $     484     0.25 %        $  170,944     $     464     0.27 %
Regular savings deposits                             163,187           530     0.33             134,246         1,357     1.01
Money market savings deposits                        402,550         3,017     0.75             387,347         4,558     1.18
Time deposits                                        443,508        11,417     2.57             422,963        14,432     3.41
                                                  ----------     ---------                   ----------     ---------
  Total interest-bearing deposits                  1,201,713        15,448     1.29           1,115,500        20,811     1.87
Borrowings                                           598,704        24,321     4.06             544,920        23,527     4.32
                                                  ----------     ---------                   ----------     ---------
TOTAL INTEREST-BEARING LIABILITIES                 1,800,417        39,769     2.21           1,660,420        44,338     2.67
                                                                 ---------     ----                         ---------     ----
  Net interest income and spread                                 $  83,225     3.46 %                       $  83,774     3.88 %
                                                                 =========     ====                         =========     ====

Noninterest-bearing demand deposits                  311,097                                    265,172
Other liabilities                                     24,169                                     12,335
Stockholder's equity                                 182,588                                    154,212
                                                  ----------                                 ----------
    Total liabilities and stockholders' equity    $2,318,271                                 $2,092,139
                                                  ==========                                 ==========

Interest income/earning assets                                                 5.67 %                                     6.55 %
Interest expense/earning assets                                                1.83                                       2.27
                                                                               ----                                       ----
    Net interest margin                                                        3.84 %                                     4.28 %
                                                                               ====                                       ====
